SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 3, 2001


                            AllnetSerivces.com Corp.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA                                  0-30108              65-0755455
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)



3650 Coral Ridge Drive, Suite 101
Coral Springs, FL                                               33065

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (954) 346-7575



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Item 1.           Change in control of registrant.

                  Not Applicable

Item 2.           Acquisition or disposition of assets.

                  Not Applicable

Item 3.           Bankruptcy or receivership.

                  Not Applicable

ITEM 4.           Resignation of Certifying Accountant.


         On April 3, 2001, the Registrant received a letter of resignation from the Registrant's independent accountant, Robert Jarkow, dated April 2, 2001. The Company is interviewing a replacement firm and intends to select a new independent accountant shortly.

         During the Registrant's most recent fiscal year and any subsequent interim periods, preceding the date of resignation, there were, to the best of our knowledge, no disagreements between the accounting principles or practices, financial statement disclosure or auditing scope or procedure.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                           ALLNETSERVICES.COM CORP.
                                                 (Registrant)


Date:  April 9, 2001                       /s/ Robert Aubel
                                           ------------------------------------
                                           Robert Aubel
                                           President and Chief Executive Officer